CNI CHARTER FUNDS

Prime Money Market Fund
Government Money Market Fund
California Tax Exempt Money Market Fund

Supplement dated December 18, 2008 to Prospectuses dated January 31, 2008

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The U.S. Treasury Department has established a Temporary Guarantee Program for Money Market Funds (the “Program”). The Program is voluntary and is open to most money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to shareholders in participating money market funds that they will receive $1.00 for each participating money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995, commonly referred to as “breaking the buck.” The Program was initially scheduled to terminate on December 18, 2008, but on November 24, 2008, the U.S. Treasury announced an extension of the Program through April 30, 2009.

While the CNI Charter Prime Money Market Fund, Government Money Market Fund and California Tax Exempt Money Market Fund (collectively, the “CNI Money Market Funds”) have not experienced difficulties in maintaining their $1.00 share prices, and City National Asset Management, Inc. does not currently foresee any future difficulty in maintaining that price, there can be no assurance that each CNI Money Market Fund will be able to do so. Therefore, at a meeting held on September 29, 2008, the Board of Trustees of CNI Charter Funds determined that each of the CNI Money Market Funds would participate in the initial term of the Program, and at a meeting held on December 1, 2008, the Board of Trustees of CNI Charter Funds determined that each of the CNI Money Market Funds would apply to participate in the extended term of the Program. In each case, the Board of Trustees considered the cost of the premium and the potential benefits of the Program to the shareholders of each CNI Money Market Fund. Participation in the initial term of the Program required each CNI Money Market Fund to pay to the U.S. Treasury fees in the amount of .01% of the Fund’s net asset value as of September 19, 2008, and continued participation during the extended term requires each CNI Money Market Fund to pay fees in the amount of .015% of the Fund’s net asset value as of September 19, 2008. Each CNI Money Market Fund is responsible for the payment such fees to participate in the Program.

The Program covers shareholders of a participating money market fund for amounts they held in that fund as of the close of business on September 19, 2008. Any increase in the number of shares of that fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund for a new account after the close of business on September 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on September 19, 2008, or (ii) the number of fund shares held by the shareholder on the date the guarantee is called upon. A participating fund shareholder account whose account balance fluctuates to zero after September 19, 2008 will be covered by the guarantee (in an amount equal to the lesser of the balance in the account on September 19 or on the date the guarantee is called upon) if the shareholder subsequently reinvests in the fund, so long as the shareholder’s account is not closed.

Under the terms of the Program, if the guarantee is called upon with respect to a CNI Money Market Fund, the Board of Trustees of CNI Charter Funds will be required to liquidate that Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program.

The Program is designed to address temporary dislocations in credit markets. The initial term of the Program was a three-month term beginning September 19, 2008. The Secretary of the Treasury has determined to extend the Program until April 30, 2009, after which the Secretary of the Treasury will review the need and terms for further extending the Program. The Secretary has the option to renew the Program up to the close of business on September 18, 2009. Each CNI Money Market Fund would have to renew its participation at the time of extension to maintain coverage and would have to pay additional fees in connection with any additional renewal beyond the Program’s extended term. If the Secretary chooses not to renew the Program at the end of the extended term, the Program will terminate. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this prospectus supplement, the prospectuses referred to above, nor the CNI Money Market Funds are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

The following paragraph is inserted as the last paragraph of footnote (3) to the “Annual Fund Operating Expenses” table on page 3, page 6, and page 9 of each Prospectus referred to above:

The Investment Manager has extended its voluntary agreement to limit its fees or reimburse the Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses for this Class to the amount in this footnote (the “Expense Cap”) through January 30, 2009. The Expense Cap excludes the premium for the Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-006-0100